UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐    Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The ExOne Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The ExOne Company

127 Industry Boulevard

North Huntingdon, Pennsylvania 15642

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 13, 2020

The following Notice is a supplement to the Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) of The ExOne Company (the “Company”), dated April 3, 2020, provided to stockholders of the Company in connection with the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 13, 2020. As described below, the Annual Meeting will now be held in a virtual format only. In addition, on April 29, 2020, the Company issued the attached press release related to the change to a virtual format.

This supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 29, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

The ExOne Company

127 Industry Boulevard

North Huntingdon, Pennsylvania 15642

NOTICE OF CHANGE TO VIRTUAL MEETING FORMAT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 13, 2020

Dear Stockholder:

Due to public health considerations arising from the COVID-19 pandemic and to support the health and well-being of our stockholders, directors and employees, NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders of The ExOne Company (“ExOne” or the “Company”) will be held solely by means of remote communication, in a virtual format only. As previously announced, the Annual Meeting will be held on May 13, 2020 at 10:00 a.m. Eastern Daylight Time. We have designed the format of the virtual Annual Meeting to provide stockholders the same ability to participate that they would have at an in-person meeting. Stockholders will not be able to attend the Annual Meeting in person.

The items of business are the same as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 3, 2020 previously made available to stockholders entitled to vote at the Annual Meeting, as follows:

(1) Election of eight (8) nominees to the Company’s Board of Directors identified in the Proxy Statement, each for a term that expires in 2021;

(2) Ratification of the appointment of Schneider Downs & Co., Inc. as the Company’s independent registered public accounting firm for the year ending December 31, 2020;

(3) Approval of an amendment to the Company’s Certificate of Incorporation to specifically provide for stockholder removal of directors either with or without cause;

(4) Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers in 2019, as reported in the Proxy Statement; and

(5) Any other matters that properly come before the meeting.

As described in the proxy materials for the Annual Meeting that we previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 16, 2020, the record date. Stockholders may vote in advance of the Annual Meeting at www.proxyvote.com. To attend the Annual Meeting, you must go to the meeting website at www.virtualshareholdermeeting.com/XONE2020 and enter the 16-digit control number found on the proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials that you previously received. Once admitted, during the Annual Meeting, you may vote, submit questions and view the list of stockholders entitled to vote at the Annual Meeting by following the instructions available on the meeting website. Rules for the conduct of the Annual Meeting will be available on the meeting website. In addition, to obtain a copy of the rules of conduct for the Annual Meeting in advance of the Annual Meeting, please submit an email to us through our website at www.investor.exone.com/contact-us.

If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page at www.virtualshareholdermeeting.com/XONE2020.

A complete list of the stockholders of the Company as of the record date is available and open for examination by stockholders of the Company through the Annual Meeting date. In light of current stay-at-home and similar orders resulting from the ongoing COVID-19 pandemic, you may send a written request to us in advance of the Annual Meeting if you desire to examine the stockholder list, and we will make arrangements to accommodate your request. Please submit this request, along with proof of stock ownership, in an email to us through our website at www.investor.exone.com/contact-us.

It is very important that your shares are represented at the Annual Meeting, whether or not you plan to attend the meeting. Accordingly, we request and urge you to review the proxy materials and vote your shares in advance of the meeting by using one of the methods described in the proxy materials for the Annual Meeting. To ensure your vote is counted at the Annual Meeting, please vote as promptly as possible. If you have already voted, you do not need to vote again. The proxy card or voting instruction card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

By Order of the Board of Directors, LORETTA L. BENEC Vice President, General Counsel & Corporate Secretary April 29, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON MAY 13, 2020: OUR PROXY STATEMENT, 2019

ANNUAL REPORT AND NOTICE OF ANNUAL MEETING ARE AVAILABLE WITH YOUR

16-DIGIT CONTROL NUMBER AT

HTTP://WWW.PROXYVOTE.COM.

NEWS RELEASE

127 Industry Boulevard ● North Huntingdon, PA 15642 ● (724) 863-9663

FOR IMMEDIATE RELEASE

The ExOne Company Announces 2020 Annual Meeting of Stockholders Will be Held in Virtual-Only Format

NORTH HUNTINGDON, PA, April 29, 2020 – The ExOne Company (Nasdaq: XONE), the global leader in industrial sand and metal 3D printers using binder jetting technology, today announced that it will hold its 2020 Annual Meeting of Stockholders in a virtual-only format due to public health considerations arising from the coronavirus (COVID-19) pandemic and to support the health and well-being of its stockholders, directors and employees. As previously announced, the Annual Meeting will be held on Wednesday, May 13, 2020 at 10:00 a.m. EDT. The items of business for consideration at the Annual Meeting are the same as previously announced. Stockholders will not be able to attend the Annual Meeting in person.

As described in the proxy materials for the Annual Meeting previously distributed, stockholders as of the close of business on March 16, 2020, the record date, are entitled to participate in and vote at the Annual Meeting. To attend the Annual Meeting at www.virtualshareholdermeeting.com/XONE2020, stockholders entitled to vote at the Annual Meeting must enter the control number found on their proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials that was previously made available. Guests may join the virtual Annual Meeting in listen-only mode without a control number.

Additional details on how stockholders may participate in the virtual Annual Meeting are provided below:

•	Access to the meeting platform will begin at 9:50 a.m. EDT on May 13, 2020. To access the meeting, visit the website www.virtualshareholdermeeting.com/XONE2020.

•	To vote during the meeting, access the meeting platform with your 16-digit control number and follow the instructions available on the meeting platform during the meeting.

•	To submit a question during the meeting, access the meeting platform with your 16-digit control number, type your question into the “Ask a Question” field and click “Submit.”

•

If you encounter any difficulties accessing the virtual meeting during check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting login page. Technical support will be available beginning at 9:30 a.m. EDT on May 13, 2020 and will remain available until the meeting has ended.

Whether or not they plan to attend the Annual Meeting, we urge all stockholders to vote in advance of the meeting by using one of the methods described in the proxy materials for the Annual Meeting. The proxy card or voting instruction card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used by stockholders to vote their shares in connection with the Annual Meeting. Further information is set forth in materials that ExOne will file today with the Securities and Exchange Commission.

The ExOne Company Announces 2020 Annual Meeting of Stockholders Will be Held in Virtual-Only Format

April 29, 2020

About ExOne

ExOne is the pioneer and global leader in binder jet 3D printing technology. Since 1995, we’ve been on a mission to deliver powerful 3D printers that solve our customers’ toughest problems and enable world-changing innovations. Our 3D printing systems quickly transform powder materials — including metals, ceramics, composites and sand — into precision parts, metalcasting molds and cores, and innovative tooling solutions. Industrial customers use our technology to save time and money, reduce waste, increase their manufacturing flexibility, and deliver designs and products that were once impossible. As home to the world’s leading team of binder jetting experts, ExOne also provides specialized 3D printing services, including on-demand production of mission-critical parts, as well as engineering and design consulting. Learn more about ExOne at www.exone.com or on Twitter at @ExOneCo.

For more information, contact:

Loretta Benec	Deborah K. Pawlowski / Karen L. Howard
Vice President, General Counsel & Corporate Secretary	Kei Advisors LLC
(724) 863-9663	(716) 843-3908 / (716) 843-3942
loretta.benec@exone.com	dpawlowski@keiadvisors.com / khoward@keiadvisors.com

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